                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          February 10, 1998
                                                   -----------------------------






                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





       North Carolina            0-11577                       56-1311320
--------------------------------------------------------------------------------
     (State or other           (Commission                  (I.R.S. Employer
      jurisdiction             File Number)                 Identification No.)
    of Incorporation)



      4620 Grandover Parkway, P.O. Box 26777,
           Greensboro, North Carolina                              27417-6777
--------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (336) 294-5233
                                                      --------------------------


       One Plaza Center, Box HP-3. High Point, North Carolina   27261-1500
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.           OTHER EVENTS.

                  On February 10, 1998, the Registrant issued a press release reporting its 1997 fourth quarter and full year results of operations. The press release is attached hereto as Exhibit 10.1 and the supplemental financial data submitted to stock analysts is attached as Exhibit 10.2.

                  Effective November 24, 1997, the Registrant relocated its executive offices to 4620 Grandover Parkway, Greensboro, North Carolina, 27407 from One Plaza Center, Box HP-3, High Point, North Carolina, 27261.


ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  a)       Exhibits

                           10.1     Press Release dated February 10, 1998.

                           10.2 Supplemental Financial Data submitted to stock analysts dated February 10, 1998.





ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             LADD FURNITURE, INC.


Date:  February 19, 1998              By: /s/William S. Creekmuir
                                          -----------------------
                                      William S. Creekmuir

                             Title:  Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary